Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree as follows:

(i) Each party executing this joint filing agreement (the “Agreement”) is individually eligible to use the Schedule 13G to which this Exhibit is attached (the “13G”) and the 13G, including amendments thereto, is filed on behalf of each party hereto; and

(ii) Each party hereto is responsible for the timely filing of the 13G, including any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party hereto, unless such party knows or has reason to believe that such information is inaccurate.

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IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 13, 2015.

Green Equity Investors V, L.P.
By:	GEI Capital V, LLC, its General Partner

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

Green Equity Investors Side V, L.P.
By:	GEI Capital V, LLC, its General Partner

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

LGP Iceberg Coinvest, LLC
By:	LGP Associates V LLC, its Manager
By:	Peridot Coinvest Manager LLC, its Manager

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

GEI Capital V, LLC

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

Green V Holdings, LLC

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

Leonard Green & Partners, L.P.
By:	LGP Management, Inc., its General Partner

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

Peridot Coinvest Manager LLC

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

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LGP Management, Inc.

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

LGP Associates V LLC
By:	Peridot Coinvest Manager LLC, its Manager

By:	/s/ Adrian J. Maizey
Adrian J. Maizey
Chief Operating Officer and Secretary

/s/ John G. Danhakl
John G. Danhakl